Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer of AAR CORP., a Delaware corporation, hereby constitutes and appoints John M. Holmes and Jessica A. Garascia, and each of them his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-8 with respect to the registration under the Securities Act of 1933, as amended, of common stock, $1.00 par value per share, of the Registrant deliverable in connection with the AAR CORP. 2013 Stock Plan (As Amended and Restated Effective July 13, 2020), and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite, necessary or advisable to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this power of attorney has been signed on September 19, 2023 by the following persons in the capacities indicated.

/s/ Sean M. Gillen	/s/ Eric S. Pachapa
Sean M. Gillen	Eric S. Pachapa
Senior Vice President and Chief Financial Officer	Vice President, Controller and Chief Accounting Officer

/s/ Anthony K. Anderson	/s/ Michael R. Boyce
Anthony K. Anderson	Michael R. Boyce
Director	Director

/s/ Ellen M. Lord	/s/ Duncan J. McNabb
Ellen M. Lord	Duncan J. McNabb
Director	Director

/s/ Peter Pace	/s/ Jennifer L. Vogel
Peter Pace	Jennifer L. Vogel
Director	Director

/s/ Marc J. Walfish
Marc J. Walfish
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of AAR CORP., a Delaware corporation, hereby constitutes and appoints John M. Holmes and Jessica A. Garascia, and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign a registration statement on Form S-8 with respect to the registration under the Securities Act of 1933, as amended, of common stock, $1.00 par value per share, of the Registrant deliverable in connection with the AAR CORP. 2013 Stock Plan (As Amended and Restated Effective July 13, 2020), and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite, necessary or advisable to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this power of attorney has been signed on September 20, 2023 by the following person in the capacity indicated.

/s/ Robert F. Leduc
Robert F. Leduc
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director and officer of AAR CORP., a Delaware corporation, hereby constitutes and appoints John M. Holmes and Jessica A. Garascia, and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign a registration statement on Form S-8 with respect to the registration under the Securities Act of 1933, as amended, of common stock, $1.00 par value per share, of the Registrant deliverable in connection with the AAR CORP. 2013 Stock Plan (As Amended and Restated Effective July 13, 2020), and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite, necessary or advisable to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this power of attorney has been signed on September 22, 2023 by the following person in the capacity indicated.

/s/ John M. Holmes
John M. Holmes
Chairman, President, and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of AAR CORP., a Delaware corporation, hereby constitutes and appoints John M. Holmes and Jessica A. Garascia, and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign a registration statement on Form S-8 with respect to the registration under the Securities Act of 1933, as amended, of common stock, $1.00 par value per share, of the Registrant deliverable in connection with the AAR CORP. 2013 Stock Plan (As Amended and Restated Effective July 13, 2020), and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite, necessary or advisable to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this power of attorney has been signed on September 23, 2023 by the following person in the capacity indicated.

/s/ John W. Dietrich
John W. Dietrich
Director